UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Jupiter Wellness Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2023

JUPITER WELLNESS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41126	87-2646504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Road, Suite 110

Jupiter, FL 33477

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 244-7100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	JWAC	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-eight of one share of Class A Common Stock	JWACR	The Nasdaq Stock Market LLC

EXPLANATORY NOTE: The purpose of this Amendment to the Current Report on Form 8-K filed on April 19, 2023 is to eliminate certain language in the third paragraph below which was deemed confusing and to clarify that the period for all JWAC stockholders to submit their publicly held shares for redemption in connection with the Business Combination has been extended to 5:00 p.m. Eastern Time on Friday, April 28, 2023.

Item 8.01 Other Events.

On April 19, 2023, Jupiter Wellness Acquisition Corporation (“JWAC”) issued a press release announcing that its special meeting of shareholders (the “Meeting”), which was originally scheduled for April 20, 2023, has been postponed to 10:00 a.m. Eastern Time, on Tuesday, May 2, 2023. At the Meeting, shareholders of JWAC will be asked to vote on proposals to approve, among other things, its initial business combination with Chijet Inc., a Cayman Islands exempted company (“Chijet”), each of the referenced holders of Chijet’s outstanding shares (collectively, the “Sellers”), Chijet Motor Company, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Chijet (“Pubco”), and Chijet Motor (USA) Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”), which JWAC previously announced on its Current Report on Form 8-K dated October 31, 2022, as amended (the “Business Combination”). There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Meeting.

As a result of this change, the Meeting will now be held at 10:00 a.m. Eastern Time on Tuesday, May 2, 2023, via the live webcast at https://web.lumiagm.com/285719486.

Also as a result of this change, JWAC has extended the deadline for holders of JWAC’s common stock to submit their publicly held shares for redemption in connection with the Business Combination to 5:00 p.m. Eastern Time on Friday, April 28, 2023.

Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the Meeting by requesting the Company’s transfer agent American Stock Transfer & Trust Company to return such shares.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ADDITIONAL INFORMATION

Pubco has submitted with the SEC a Registration Statement on Form F-4 (as amended, the “Registration Statement”), which was declared effective on March 30, 2023 and included a proxy statement of JWAC and a prospectus of Pubco in connection with the proposed transactions (the “Transactions”) involving JWAC, Chijet, the Sellers and Merger Sub pursuant to that certain Business Combination Agreement executed in connection with the Business Combination. The definitive proxy statement and other relevant documents were mailed to shareholders of JWAC as of a record date of March 8, 2023. SHAREHOLDERS OF JWAC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH JWAC’s SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT JWAC, CHIJET, PUBCO, THE SELLERS AND THE TRANSACTIONS. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to JWAC by contacting its Chief Executive Officer, Brian John, Jupiter Wellness Acquisition Corp., 1061 E. Indiantown Road, Suite 110, Jupiter, Florida 33477, at (561) 244-7100.

DISCLAIMER

This report hereto shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

NO ASSURANCES

There can be no assurance that the proposed Transactions will be completed, nor can there be any assurance, if the Transactions are completed, that the potential benefits of combining the companies will be realized. The description of the Transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Transactions, copies of which have been filed with the SEC as exhibits to the Registration Statement.

PARTICIPANTS IN THE SOLICITATION

JWAC, Chijet and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of JWAC in connection with the Transactions. Information regarding the officers and directors of JWAC is set forth in JWAC’s annual report on Form 10-K, which was filed with the SEC on December 30, 2022. Additional information regarding the interests of such potential participants are included in the Registration Statement (and is included in the definitive proxy statement/prospectus for the Transactions) and other relevant documents filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information in this report contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of JWAC’s securities; (ii) the failure to satisfy the conditions to the consummation of the business combination, including the approval of the business combination agreement by the stockholders of JWAC; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the business combination agreement following the announcement of the entry into the business combination agreement and proposed business combination; (v) the ability of the parties to recognize the benefits of the business combination agreement and the business combination; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (vii) statements regarding Chijet’s industry and market size; (viii) financial condition and performance of Chijet and Pubco, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the business combination, potential level of redemptions of JWAC’s public shareholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Chijet and Pubco; and (ix) those factors discussed in JWAC’s and Pubco’s filings with the SEC and that will be contained in the registration statement on Form F-4 and the related proxy statement relating to the business combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement on Form F-4 and related proxy statement and other documents to be filed by JWAC or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Chijet, JWAC and Pubco may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of Chijet, JWAC or Pubco gives any assurance that Chijet, JWAC or Pubco will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 20, 2023
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jupiter Wellness Acquisition Corporation

Date: April 20, 2023	By:	/s/ Brian John
	Name:	Brian John
	Title:	Chief Executive Officer

Exhibit 99.1

JUPITER WELLNESS ACQUISITION CORP. CLARIFIES PRESS RELEASE OF APRIL 19, 2023.

Jupiter, FL, April 20, 2023 (GLOBE NEWSWIRE) – Jupiter Wellness Acquisition Corp. (Nasdaq: JWAC) (“JWAC”) announced today that its special meeting of stockholders (the “Meeting”), which was originally scheduled for April 20, 2023, has been postponed to 10:00 a.m. Eastern Time, on Tuesday, May 2, 2023. At the Meeting, stockholders of JWAC will be asked to vote on proposals to approve, among other things, its initial business combination with Chijet Inc., a Cayman Islands exempted company (“Chijet”), each of the referenced holders of Chijet’s outstanding shares (collectively, the “Sellers”), Chijet Motor Company, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Chijet (“Pubco”), and Chijet Motor (USA) Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”), which JWAC previously announced on its Current Report on Form 8-K dated October 31, 2022, as amended (the “Business Combination”). There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Meeting.

As a result of this change, the Meeting will now be held at 10:00 a.m. Eastern Time on Tuesday, May 2, 2023, via the live webcast at https://web.lumiagm.com/285719486.

JWAC has clarified that it has extended the deadline for the holders of JWAC’s common stock to submit their publicly held shares for redemption in connection with the Business Combination to 5:00 p.m. Eastern Time on Friday, April 28, 2023. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the Meeting by requesting the Company’s transfer agent American Stock Transfer & Trust Company to return such shares.

If stockholders have any questions or need assistance please call JWAC’s proxy solicitor, Advantage Proxy, Inc., 24925 13th Place South, Des Moines, WA 98198; (877) 870-8565 (toll free) or (206) 870-8565 (collect); or by email at ksmith@advantageproxy.com.

ABOUT JWAC

JWAC is a special purpose acquisition company formed for the purpose of entering a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more businesses or entities. JWAC began trading on the Nasdaq in December 2021, and its common stock and rights are traded under the ticker symbols JWAC and JWACR, respectively.

ABOUT CHIJET

The primary business of Chijet is the development, manufacture, sales and service of traditional fuel vehicles and electric vehicles. State-of-the-art manufacturing systems and stable supply chain management enable the company to provide consumers with products of high performance at reasonable prices. The factory in Yantai, China, will be dedicated to EV production, and the company’s headquarters will be also located at the planned Yantai factory. Chijet has a management team of industry veterans with decades of experience in engineering and design, management, financing, industrial production and financial management.

ADDITIONAL INFORMATION

Pubco has submitted with the SEC a Registration Statement on Form F-4 (as amended, the “Registration Statement”), which was declared effective on March 30, 2023 and included a proxy statement of JWAC and a prospectus of Pubco in connection with the proposed transactions (the “Transactions”) involving JWAC, Chijet, the Sellers and Merger Sub pursuant to that certain Business Combination Agreement executed in connection with the Business Combination. The definitive proxy statement and other relevant documents were being mailed to stockholders of JWAC as of a record date of March 8, 2023. STOCKHOLDERS OF JWAC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH JWAC’s SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT JWAC, CHIJET, PUBCO, THE SELLERS AND THE TRANSACTIONS. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to JWAC by contacting its Chief Executive Officer, Brian John, Jupiter Wellness Acquisition Corp., 1061 E. Indiantown Road, Suite 110, Jupiter, Florida 33477, at (561) 244-7100.

DISCLAIMER

This report hereto shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

NO ASSURANCES

There can be no assurance that the proposed Transactions will be completed, nor can there be any assurance, if the Transactions are completed, that the potential benefits of combining the companies will be realized. The description of the Transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Transactions, copies of which have been filed with the SEC as exhibits to the Registration Statement.

PARTICIPANTS IN THE SOLICITATION

JWAC, Chijet and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of JWAC in connection with the Transactions. Information regarding the officers and directors of JWAC is set forth in JWAC’s annual report on Form 10-K, which was filed with the SEC on December 30, 2022. Additional information regarding the interests of such potential participants are included in the Registration Statement (and is included in the definitive proxy statement/prospectus for the Transactions) and other relevant documents filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information in this report contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of JWAC’s securities; (ii) the failure to satisfy the conditions to the consummation of the business combination, including the approval of the business combination agreement by the stockholders of JWAC; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the business combination agreement following the announcement of the entry into the business combination agreement and proposed business combination; (v) the ability of the parties to recognize the benefits of the business combination agreement and the business combination; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (vii) statements regarding Chijet’s industry and market size; (viii) financial condition and performance of Chijet and Pubco, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the business combination, potential level of redemptions of JWAC’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Chijet and Pubco; and (ix) those factors discussed in JWAC’s and Pubco’s filings with the SEC and that will be contained in the registration statement on Form F-4 and the related proxy statement relating to the business combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement on Form F-4 and related proxy statement and other documents to be filed by JWAC or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Chijet, JWAC and Pubco may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of Chijet, JWAC or Pubco gives any assurance that Chijet, JWAC or Pubco will achieve its expectations.

Contact:

Jupiter Wellness Acquisition Corp.

Brian S. John

Chief Executive Officer

1061 E. Indiantown Road, Suite 110

Jupiter, FL 33477

(561) 244-7100